ACQUISITIONS, DISPOSITIONS AND RESTRUCTURING	12 Months Ended
Dec. 31, 2014
Discontinued Operations And Disposal Groups [Abstract]
ACQUISITIONS, DISPOSITIONS AND RESTRUCTURING

NOTE 2—ACQUISITIONS, DISPOSITIONS AND RESTRUCTURING

Acquisitions

In December 2014, J. Ray McDermott, S.A. (“JRMSA”), a wholly owned subsidiary of MII, exercised its option to purchase Oceanteam ASA’s 50% ownership interest in the entities, which own the NO 102. We have consolidated these entities since acquiring a 50% ownership interest in 2009. The cash consideration paid was approximately $32.9 million, and we recorded a corresponding decrease in noncontrolling interest of approximately $44.0 million, and an increase in capital in excess of par value of approximately $11.1 million.

During the year ended December 31, 2013, we acquired all of the issued and outstanding shares of capital stock of Deepsea Group Limited, a United Kingdom-based company that provides subsea and other engineering services to international energy companies, primarily through offices in the United Kingdom and the United States. The total consideration we paid for the acquisition was approximately $9.0 million, which includes cash ($6.0 million) and the delivery of 313,580 restricted shares of MII common stock (out of treasury). The transaction was accounted for using the acquisition method and, accordingly, assets acquired and liabilities assumed were recorded at their respective fair values.

During the year ended December 31, 2013, we entered into two joint ventures with TH Heavy Engineering Berhad (“THHE”), whereby we acquired a 30% interest in a subsidiary of THHE, THHE Fabricators Sdn. Bhd., and THHE acquired a 30% interest in our Malaysian subsidiary, Berlian McDermott Sdn. Bhd. As of December 31, 2013, we recorded an equity method investment of approximately $25.5 million, a non-controlling interest of approximately $20.9 million and an increase in capital in excess of par value of approximately $4.6 million arising from these transactions. During year ended December 31, 2014, we finalized our accounting for these transactions and recorded a decrease in an equity method investment of approximately $4.5 million and a decrease in capital in excess of par value of approximately $1.5 million. As a result of these adjustments in 2014, as of December 31, 2014, we had recorded an equity method investment of approximately $21.0 million, a non-controlling interest of approximately $20.9 million, and an increase in capital in excess of par value of approximately $3.1 million.

Non-Core Asset Sales

During the quarter ended September 30, 2014, we committed to a plan to sell vessel equipment, including dynamic positioning thrusters and a deepwater pipelay winch system. These items of equipment were part of upgrades to one of our marine vessels. We cancelled those upgrades in December 2013. These assets were classified as held for sale and are no longer being depreciated.

We previously committed to a plan to sell four of our multi-function marine vessels, specifically the Bold Endurance, DB 26, DB 16 and the DLB KP1. During the year ended December 31, 2014, we completed the sale of the DB16 and the DLB KP1 for aggregate cash proceeds of approximately $24.5 million, resulting in an aggregate gain of approximately $11.1 million. During the year ended December 31, 2013, we completed the sale of the Bold Endurance and the DB 26 for aggregate cash proceeds of approximately $32.0 million, resulting in an aggregate gain of approximately $12.5 million.

In April 2014, we completed the sale of our Harbor Island facility near Corpus Christi, Texas for proceeds of approximately $31.7 million, resulting in a gain of approximately $25.0 million, which has been recognized in our AEA segment.

In June 2014, as part of our plan to discontinue utilization of our Morgan City facility, we disposed of several assets, including various items of equipment, for aggregate cash proceeds of approximately $13.6 million, resulting in an aggregate gain of approximately $11.4 million, of which approximately $1.3 million was recorded in connection with our Americas restructuring, discussed below. This portion of the gain pertained to impairments previously recorded in the year ended December 31, 2013 in connection with the Americas restructuring.

Discontinued Operations

The following discussion provides information pertaining to our significant discontinued operations.

Charter Fleet Business

On March 19, 2012, we completed the sale of our former charter fleet business, which operated 10 of the 14 vessels acquired in our 2007 Secunda Acquisition. The following table presents selected financial information regarding the results of operations attributable to our former charter fleet business:

Year ended December 31, 2012
(In thousands)
Revenues	$8,184
Gain on disposal of discontinued operations, before taxes	257
Income before provision for income taxes	3,240
3,497
Provision for income taxes	—
Income from discontinued operations, net of tax	$3,497

Restructuring

We commenced a restructuring of our Americas operations during the quarter ended June 30, 2013, which involved our Morgan City, Louisiana, Houston, Texas, New Orleans, Louisiana and Brazil locations. The restructuring involved, among other things, reductions of management, administrative, fabrication and engineering personnel, and discontinued utilization of the Morgan City facility. With the completion of all remaining project activities from the Morgan City facility during the last quarter of 2014, the restructuring was substantially complete by December 31, 2014.  Future fabrication operations in the AEA segment are expected to be executed using the Altamira, Mexico facility. In addition, we exited our joint venture operation in Brazil in 2014. Costs associated with our Americas restructuring activities primarily included severance and other personnel-related costs, costs associated with exiting the joint venture in Brazil, asset impairment and relocation costs, environmental reserves and future unutilized lease costs.

We have completed a major review of our cost structure, and we are implementing a plan to increase our profitability and flexibility through reduced fixed and variable costs. The plan includes headcount reductions, as well as the centralization of procurement and operational activities. We expect to incur $25.0 million to $30.0 million in restructuring costs in 2015, as a result of the review.

In October 2013, we announced certain executive management changes that became effective during the fourth quarter of 2013. In March 2014, we changed our organizational structure to orient around offshore and subsea business activities through four primary geographic regions. Costs associated with our corporate reorganization activities have included severance, relocation and other personnel-related costs and costs for advisors.

The following table presents total amounts incurred during the year ended December 31, 2014, as well as amounts incurred from the inception of our restructuring efforts up to December 31, 2014 and amounts expected to be incurred in the future by major type of cost and by segment.

	Incurred in the year ended December 31, 2014	Incurred in the year ended December 31, 2013	Incurred from restructuring inception to December 31, 2014	Estimate of remaining amounts to be incurred	Total

AEA
Impairments and write offs	$(1,240)	$14,163	$12,923	$—	$12,923
Severance and other personnel-related costs	3,735	9,645	13,380	476	13,856
Morgan City environmental reserve	—	5,925	5,925	—	5,925
Morgan City yard-related expenses	6,675	4,175	10,850	5,252	16,102
Other	—	158	158	3,272	3,430
	$9,170	$34,066	$43,236	$9,000	$52,236

Corporate
Severance and other personnel-related costs	$938	$1,661	$2,599	—	$2,599
Legal and other advisor fees	7,207	—	7,207	—	7,207
Other	798	—	798	—	798
	$8,943	$1,661	$10,604	—	10,604

Total	$18,113	$35,727	$53,840	$9,000	$62,840

The following table presents a roll forward of accrued liabilities associated with our restructuring activities:

	Morgan City environmental reserve	Severance and other personnel- related accruals	Morgan City yard-related expenses and other	Total
	(In thousands)

Balance at January 1, 2013	$—	$—	$—	$—
Accruals	5,925	5,820	1,105	12,850
Payments	—	(4,893)	—	(4,893)

Balance at December 31, 2013	$5,925	$927	$1,105	$7,957
Accruals	—	2,626	183	2,809
Payments	(2,250)	(3,553)	(915)	(6,718)

Balance at December 31, 2014	$3,675	$—	$373	$4,048